Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2021

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	March 31,	Percent Changes vs.
	2021	2020	2020	4Q20	1Q20
Net interest income (2)	$978	$830	$796	18%	23%
FTE adjustment	(6)	(5)	(6)	(20)	—
Net interest income	972	825	790	18	23
Provision for credit losses	(60)	103	441	(158)	(114)
Noninterest income	395	409	361	(3)	9
Noninterest expense	793	756	652	5	22
Income before income taxes	634	375	58	69	993
Provision for income taxes	102	59	10	73	920
Net income	532	316	48	68	1,008
Dividends on preferred shares	31	35	18	(11)	72
Net income applicable to common shares	$501	$281	$30	78%	1,570%

Net income per common share - diluted	$0.48	$0.27	$0.03	78%	1,500%
Cash dividends declared per common share	0.15	0.15	0.15	—	—
Tangible book value per common share at end of period	8.64	8.51	8.28	2	4
Number of common shares repurchased	—	415	7,088	(100)	(100)
Average common shares - basic	1,018	1,017	1,018	—	—
Average common shares - diluted	1,041	1,036	1,035	—	1
Ending common shares outstanding	1,018	1,017	1,014	—	—
Return on average assets	1.76%	1.04%	0.17%
Return on average common shareholders’ equity	18.7	10.4	1.1
Return on average tangible common shareholders’ equity (1)	23.7	13.3	1.8
Net interest margin (2)	3.48	2.94	3.14
Efficiency ratio (3)	57.0	60.2	55.4
Effective tax rate	16.1	15.8	17.0
Average total assets	$122,995	$120,995	$110,147	2	12
Average earning assets	114,105	112,222	101,783	2	12
Average loans and leases	80,261	81,116	75,696	(1)	6
Average loans and leases - linked quarter annualized growth rate	(4.2)%	2.9%	3.2%
Average total deposits	$99,285	$96,564	$82,733	3	20
Average core deposits (4)	95,815	92,325	79,528	4	20
Average core deposits - linked quarter annualized growth rate	15.1%	7.2%	(0.8)%
Average shareholders’ equity	13,324	12,941	11,636	3	15
Average common total shareholders' equity	10,858	10,749	10,433	1	4
Average tangible common shareholders' equity	8,722	8,605	8,264	1	6
Total assets at end of period	125,768	123,038	113,897	2	10
Total shareholders’ equity at end of period	13,600	12,993	11,769	5	16

NCOs as a % of average loans and leases	0.32%	0.55%	0.62%
NAL ratio	0.64	0.65	0.72
NPA ratio (5)	0.68	0.69	0.75
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.12	2.22	1.93
Common equity tier 1 risk-based capital ratio (6)	10.33	10.00	9.47
Tangible common equity / tangible asset ratio (7)	7.11	7.16	7.52
See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)March 31, 2021, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions)	2021	2020	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,096	$1,319	(17)%
Interest-bearing deposits in Federal Reserve Bank	7,493	5,276	42
Interest-bearing deposits in banks	52	117	(56)
Trading account securities	51	62	(18)
Available-for-sale securities	19,375	16,485	18
Held-to-maturity securities	7,815	8,861	(12)
Other securities	411	418	(2)
Loans held for sale	1,537	1,275	21
Loans and leases (1)	80,230	81,608	(2)
Allowance for loan and lease losses	(1,703)	(1,814)	6
Net loans and leases	78,527	79,794	(2)
Bank owned life insurance	2,581	2,577	—
Premises and equipment	747	757	(1)
Goodwill	1,990	1,990	—
Service rights and other intangible assets	480	428	12
Other assets	3,613	3,679	(2)
Total assets	$125,768	$123,038	2%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$102,184	$98,948	3%
Short-term borrowings	219	183	20
Long-term debt	7,210	8,352	(14)
Other liabilities	2,555	2,562	—
Total liabilities	112,168	110,045	2

Shareholders' equity
Preferred stock	2,676	2,191	22
Common stock	10	10	—
Capital surplus	8,806	8,781	—
Less treasury shares, at cost	(59)	(59)	—
Accumulated other comprehensive gain (loss)	(56)	192	(129)
Retained earnings (deficit)	2,223	1,878	18
Total shareholders’ equity	13,600	12,993	5
Total liabilities and shareholders’ equity	$125,768	$123,038	2%

Common shares authorized (par value of $0.01)	2,250,000,000	1,500,000,000
Common shares outstanding	1,018,052,923	1,017,196,776
Treasury shares outstanding	5,041,104	5,062,054
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	1,250,500	750,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2021		2020		2020		2020		2020
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$34,464	43%	$35,373	43%	$34,895	43%	$34,879	44%	$32,959	42%
Commercial real estate:
Construction	1,083	1	1,035	1	1,154	1	1,200	1	1,180	2
Commercial	6,096	8	6,164	8	6,055	7	5,979	7	5,793	7
Commercial real estate	7,179	9	7,199	9	7,209	8	7,179	8	6,973	9
Total commercial	41,643	52	42,572	52	42,104	51	42,058	52	39,932	51
Consumer:
Automobile	12,591	16	12,778	16	12,925	17	12,678	16	12,907	17
Home equity	8,727	11	8,894	11	8,904	11	8,866	11	9,010	11
Residential mortgage	12,092	15	12,141	15	12,031	15	11,621	15	11,398	15
RV and marine	4,218	5	4,190	5	4,146	5	3,843	5	3,643	5
Other consumer	959	1	1,033	1	1,046	1	1,073	1	1,145	1
Total consumer	38,587	48	39,036	48	39,052	49	38,081	48	38,103	49
Total loans and leases	$80,230	100%	$81,608	100%	$81,156	100%	$80,139	100%	$78,035	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2021		2020		2020		2020		2020
Ending Balances by Business Segment:
Consumer and Business Banking	$26,658	33%	$27,230	33%	$27,517	34%	$27,173	34%	$21,544	28%
Commercial Banking	27,318	34	27,374	34	26,847	33	26,916	34	29,421	38
Vehicle Finance	19,474	24	20,027	25	19,891	25	19,345	24	20,552	26
RBHPCG	6,587	8	6,809	8	6,682	8	6,576	8	6,457	8
Treasury / Other	193	1	168	—	219	—	129	—	61	—
Total loans and leases	$80,230	100%	$81,608	100%	$81,156	100%	$80,139	100%	$78,035	100%

Average Balances by Business Segment:
Consumer and Business Banking	$27,069	34%	$27,483	34%	$27,315	34%	$25,379	32%	$21,593	29%
Commercial Banking	26,694	33	26,727	33	26,809	34	28,173	35	27,238	36
Vehicle Finance	19,735	25	19,977	25	19,651	24	19,822	25	20,307	27
RBHPCG	6,568	8	6,751	8	6,630	8	6,498	8	6,415	8
Treasury / Other	195	—	178	—	137	—	327	—	143	—
Total loans and leases	$80,261	100%	$81,116	100%	$80,542	100%	$80,199	100%	$75,696	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2021		2020		2020		2020		2020
Ending Balances by Type:
Demand deposits - noninterest-bearing	$31,226	30%	$28,553	29%	$27,466	29%	$27,574	29%	$21,039	24%
Demand deposits - interest-bearing	27,493	27	26,757	27	24,242	25	22,961	25	23,115	27
Money market deposits	26,268	26	26,248	27	26,230	28	25,312	27	25,068	29
Savings and other domestic deposits	13,115	13	11,722	12	11,268	12	11,034	12	9,845	11
Core certificates of deposit (1)	1,329	1	1,425	1	1,586	2	2,478	3	3,599	4
Total core deposits	99,431	97	94,705	96	90,792	96	89,359	96	82,666	95
Other domestic deposits of $250,000 or more	105	—	131	—	156	—	209	—	276	—
Brokered deposits and negotiable CDs	2,648	3	4,112	4	4,206	4	4,123	4	3,888	5
Total deposits	$102,184	100%	$98,948	100%	$95,154	100%	$93,691	100%	$86,830	100%
Total core deposits:
Commercial	$46,539	47%	$44,698	47%	$43,018	47%	$41,630	47%	$38,064	46%
Consumer	52,892	53	50,007	53	47,774	53	47,729	53	44,602	54
Total core deposits	$99,431	100%	$94,705	100%	$90,792	100%	$89,359	100%	$82,666	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2021		2020		2020		2020		2020
Ending Balances by Business Segment:
Consumer and Business Banking	$65,437	64%	$60,910	61%	$59,302	62%	$59,202	63%	$51,898	60%
Commercial Banking	25,420	25	24,766	25	23,599	25	22,041	24	23,530	27
Vehicle Finance	849	1	722	1	777	1	824	1	525	1
RBHPCG	7,163	7	7,635	8	6,623	7	6,834	7	6,265	7
Treasury / Other (2)	3,315	3	4,915	5	4,853	5	4,790	5	4,612	5
Total deposits	$102,184	100%	$98,948	100%	$95,154	100%	$93,691	100%	$86,830	100%

Average Balances by Business Segment:
Consumer and Business Banking	$62,333	63%	$60,163	62%	$59,460	63%	$56,858	61%	$51,296	62%
Commercial Banking	25,100	25	24,051	25	23,285	24	24,414	26	21,525	26
Vehicle Finance	768	1	760	1	839	1	646	1	366	—
RBHPCG	7,059	7	6,850	7	6,605	7	6,565	7	6,100	7
Treasury / Other (2)	4,025	4	4,740	5	4,860	5	4,739	5	3,446	5
Total deposits	$99,285	100%	$96,564	100%	$95,049	100%	$93,222	100%	$82,733	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2021	2020	2020	2020	2020	4Q20	1Q20
Assets
Interest-bearing deposits in Federal Reserve Bank	$6,065	$5,507	$5,857	$3,413	$680	10%	792%
Interest-bearing deposits in banks	177	205	177	169	150	(14)	18
Securities:
Trading account securities	52	53	49	39	95	(2)	(45)
Available-for-sale securities:
Taxable	14,827	12,048	10,670	11,179	11,671	23	27
Tax-exempt	2,650	2,710	2,749	2,728	2,753	(2)	(4)
Total available-for-sale securities	17,477	14,758	13,419	13,907	14,424	18	21
Held-to-maturity securities - taxable	8,269	8,844	8,932	9,798	9,428	(7)	(12)
Other securities	412	420	430	474	445	(2)	(7)
Total securities	26,210	24,075	22,830	24,218	24,392	9	7
Loans held for sale	1,392	1,319	1,259	1,039	865	6	61
Loans and leases: (2)
Commercial:
Commercial and industrial	34,352	34,850	34,669	35,284	30,849	(1)	11
Commercial real estate:
Construction	1,053	1,085	1,175	1,201	1,165	(3)	(10)
Commercial	6,122	6,092	6,045	5,885	5,566	—	10
Commercial real estate	7,175	7,177	7,220	7,086	6,731	—	7
Total commercial	41,527	42,027	41,889	42,370	37,580	(1)	11
Consumer:
Automobile	12,665	12,857	12,889	12,681	12,924	(1)	(2)
Home equity	8,809	8,919	8,878	8,897	9,026	(1)	(2)
Residential mortgage	12,094	12,100	11,817	11,463	11,391	—	6
RV and marine	4,193	4,181	4,020	3,706	3,590	—	17
Other consumer	973	1,032	1,049	1,082	1,185	(6)	(18)
Total consumer	38,734	39,089	38,653	37,829	38,116	(1)	2
Total loans and leases	80,261	81,116	80,542	80,199	75,696	(1)	6
Allowance for loan and lease losses	(1,809)	(1,804)	(1,720)	(1,557)	(1,239)	—	(46)
Net loans and leases	78,452	79,312	78,822	78,642	74,457	(1)	5
Total earning assets	114,105	112,222	110,665	109,038	101,783	2	12
Cash and due from banks	1,080	1,113	1,173	1,299	914	(3)	18
Intangible assets	2,176	2,185	2,195	2,206	2,217	—	(2)
All other assets	7,443	7,279	7,216	7,205	6,472	2	15
Total assets	$122,995	$120,995	$119,529	$118,191	$110,147	2%	12%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$26,812	$25,094	$23,865	$23,878	$21,202	7%	26%
Money market deposits	26,247	26,144	26,200	25,728	24,697	—	6
Savings and other domestic deposits	12,277	11,468	11,157	10,609	9,632	7	27
Core certificates of deposit (3)	1,384	1,479	2,035	3,003	3,943	(6)	(65)
Other domestic deposits of $250,000 or more	115	139	175	230	321	(17)	(64)
Brokered deposits and negotiable CDs	3,355	4,100	4,182	4,114	2,884	(18)	16
Total interest-bearing deposits	70,190	68,424	67,614	67,562	62,679	3	12
Short-term borrowings	208	239	162	826	3,383	(13)	(94)
Long-term debt	7,766	8,799	9,318	9,802	10,076	(12)	(23)
Total interest-bearing liabilities	78,164	77,462	77,094	78,190	76,138	1	3
Demand deposits - noninterest-bearing	29,095	28,140	27,435	25,660	20,054	3	45
All other liabilities	2,412	2,452	2,322	2,396	2,319	(2)	4
Shareholders’ equity	13,324	12,941	12,678	11,945	11,636	3	15
Total liabilities and shareholders’ equity	$122,995	$120,995	$119,529	$118,191	$110,147	2%	12%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2021	2020	2020	2020	2020
Assets
Interest-bearing deposits in Federal Reserve Bank	$2	$2	$1	$1	$2
Interest-bearing deposits in banks	—	—	—	—	1
Securities:
Trading account securities	—	1	—	—	1
Available-for-sale securities:
Taxable	49	46	50	65	76
Tax-exempt	17	17	18	19	23
Total available-for-sale securities	66	63	68	84	99
Held-to-maturity securities - taxable	42	47	52	58	59
Other securities	2	2	1	1	2
Total securities	110	113	121	143	161
Loans held for sale	9	9	9	9	7
Loans and leases:
Commercial:
Commercial and industrial	343	324	325	323	318
Commercial real estate:
Construction	9	9	10	11	14
Commercial	40	41	41	43	56
Commercial real estate	49	50	51	54	70
Total commercial	392	374	376	377	388
Consumer:
Automobile	116	125	128	121	130
Home equity	80	85	84	82	107
Residential mortgage	95	99	101	101	105
RV and marine	44	47	47	43	44
Other consumer	27	29	30	30	36
Total consumer	362	385	390	377	422
Total loans and leases	754	759	766	754	810
Total earning assets	$875	$883	$897	$907	$981

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$2	$2	$3	$4	$23
Money market deposits	4	7	18	25	50
Savings and other domestic deposits	1	1	2	3	4
Core certificates of deposit (3)	2	2	6	11	19
Other domestic deposits of $250,000 or more	—	1	—	1	1
Brokered deposits and negotiable CDs	2	2	2	3	8
Total interest-bearing deposits	11	15	31	47	105
Short-term borrowings	—	—	—	1	12
Long-term debt	(114)	38	44	62	68
Total interest bearing liabilities	(103)	53	75	110	185
Net interest income	$978	$830	$822	$797	$796
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis (1)	2021	2020	2020	2020	2020
Assets
Interest-bearing deposits in Federal Reserve Bank	0.10%	0.10%	0.10%	0.10%	1.08%
Interest-bearing deposits in banks	0.08	0.12	0.13	0.33	1.52
Securities:
Trading account securities	3.64	3.65	3.18	1.99	3.21
Available-for-sale securities:
Taxable	1.32	1.53	1.89	2.30	2.62
Tax-exempt	2.52	2.59	2.71	2.75	3.30
Total available-for-sale securities	1.50	1.72	2.06	2.39	2.75
Held-to-maturity securities - taxable	2.02	2.11	2.28	2.39	2.50
Other securities	1.66	1.85	1.23	0.57	2.07
Total securities	1.67	1.87	2.13	2.35	2.64
Loans held for sale	2.64	2.96	2.82	3.22	3.39
Loans and leases: (3)
Commercial:
Commercial and industrial	3.99	3.64	3.67	3.62	4.12
Commercial real estate:
Construction	3.41	3.36	3.40	3.66	4.75
Commercial	2.64	2.62	2.63	2.94	4.00
Commercial real estate	2.75	2.73	2.75	3.06	4.13
Total commercial	3.78	3.48	3.52	3.53	4.12
Consumer:
Automobile	3.71	3.88	3.93	3.84	4.05
Home equity	3.71	3.76	3.79	3.73	4.75
Residential mortgage	3.13	3.27	3.41	3.51	3.70
RV and marine	4.30	4.53	4.60	4.71	4.91
Other consumer	11.17	11.12	11.23	11.10	12.39
Total consumer	3.78	3.93	4.00	4.00	4.45
Total loans and leases	3.78	3.70	3.75	3.75	4.29
Total earning assets	3.11	3.13	3.22	3.35	3.88
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.04	0.04	0.05	0.07	0.43
Money market deposits	0.06	0.10	0.28	0.40	0.81
Savings and other domestic deposits	0.04	0.05	0.06	0.10	0.17
Core certificates of deposit (4)	0.51	0.56	1.03	1.55	1.91
Other domestic deposits of $250,000 or more	0.22	0.51	0.92	1.25	1.56
Brokered deposits and negotiable CDs	0.18	0.19	0.19	0.18	1.22
Total interest-bearing deposits	0.06	0.08	0.18	0.28	0.68
Short-term borrowings	0.19	0.26	0.30	0.47	1.46
Long-term debt	(5.88)	1.72	1.87	2.58	2.70
Total interest-bearing liabilities	(0.53)	0.27	0.39	0.57	0.98
Net interest rate spread	3.64	2.86	2.83	2.78	2.90
Impact of noninterest-bearing funds on margin	(0.16)	0.08	0.13	0.16	0.24
Net interest margin	3.48%	2.94%	2.96%	2.94%	3.14%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2021	2020	2020	2020	2020
Fully-taxable equivalent basis (1)	First	Fourth	Third	Second	First
Commercial loans (2)(3)	3.22%	2.92%	3.01%	3.17%	4.08%
Impact of commercial loan derivatives	0.56	0.56	0.51	0.36	0.04
Total commercial - as reported	3.78%	3.48%	3.52%	3.53%	4.12%
Average 1 Month LIBOR	0.12%	0.15%	0.16%	0.36%	1.41%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Interest income	$869	$878	$892	$902	$975
Interest expense	(103)	53	75	110	185
Net interest income	972	825	817	792	790
Provision for credit losses	(60)	103	177	327	441
Net interest income after provision for credit losses	1,032	722	640	465	349
Mortgage banking income	100	90	122	96	58
Service charges on deposit accounts	69	78	76	60	87
Card and payment processing income	65	65	66	59	58
Trust and investment management services	52	49	48	45	47
Capital markets fees	29	34	27	31	33
Insurance income	27	25	24	25	23
Bank owned life insurance income	16	14	17	17	16
Gain on sale of loans	3	13	13	8	8
Net (losses) gains on sales of securities	—	—	—	(1)	—
Other noninterest income	34	41	37	51	31
Total noninterest income	395	409	430	391	361
Personnel costs	468	426	453	418	395
Outside data processing and other services	115	111	98	90	85
Equipment	46	49	44	46	41
Net occupancy	42	39	40	39	40
Professional services	17	21	12	11	11
Amortization of intangibles	10	10	10	10	11
Marketing	14	15	9	5	9
Deposit and other insurance expense	8	8	6	9	9
Other noninterest expense	73	77	40	47	51
Total noninterest expense	793	756	712	675	652
Income before income taxes	634	375	358	181	58
Provision for income taxes	102	59	55	31	10
Net income	532	316	303	150	48
Dividends on preferred shares	31	35	28	19	18
Net income applicable to common shares	$501	$281	$275	$131	$30

Average common shares - basic	1,018	1,017	1,017	1,016	1,018
Average common shares - diluted	1,041	1,036	1,031	1,029	1,035

Per common share
Net income - basic	$0.49	$0.28	$0.27	$0.13	$0.03
Net income - diluted	0.48	0.27	0.27	0.13	0.03
Cash dividends declared	0.15	0.15	0.15	0.15	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$972	$825	$817	$792	$790
FTE adjustment	6	5	5	5	6
Net interest income (1)	978	830	822	797	796
Noninterest income	395	409	430	391	361
Total revenue (1)	$1,373	$1,239	$1,252	$1,188	$1,157
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2021	2020	2020	2020	2020	4Q20	1Q20
Net origination and secondary marketing income	$94	$92	$118	$91	$45	2%	109%
Net mortgage servicing income
Loan servicing income	17	16	15	14	16	6	6
Amortization of capitalized servicing	(20)	(17)	(15)	(12)	(9)	(18)	(122)
Operating income	(3)	(1)	—	2	7	(200)	(143)
MSR valuation adjustment (1)	51	4	3	(6)	(53)	1,175	196
Gains (losses) due to MSR hedging	(46)	(9)	(1)	6	57	(411)	(181)
Net MSR risk management	5	(5)	2	—	4	200	25
Total net mortgage servicing income	$2	$(6)	$2	$2	$11	133%	(82)%
All other	4	4	2	3	2	—	100
Mortgage banking income	$100	$90	$122	$96	$58	11%	72%

Mortgage origination volume	$4,042	$3,741	$3,811	$3,802	$2,136	8%	89%
Mortgage origination volume for sale	2,669	2,444	2,568	2,421	1,409	9	89

Third party mortgage loans serviced (2)	23,585	23,471	23,334	23,184	22,775	—	4
Mortgage servicing rights (2)	274	210	191	172	165	30	66
MSR % of investor servicing portfolio (2)	1.16%	0.89%	0.82%	0.74%	0.72%	30%	61%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2021	2020	2020	2020	2020
Allowance for loan and lease losses, beginning of period	$1,814	$1,796	$1,702	$1,504	$783
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	—	—	—	391
Loan and lease losses	(95)	(140)	(141)	(123)	(136)
Recoveries of loans previously charged off	31	28	28	16	19
Net loan and lease losses	(64)	(112)	(113)	(107)	(117)
Provision for loan and lease losses	(47)	130	207	305	447
Allowance of assets sold or transferred to loans held for sale	—	—	—	—	—
Allowance for loan and lease losses, end of period	1,703	1,814	1,796	1,702	1,504
Allowance for unfunded loan commitments and letters of credit, beginning of period	52	82	119	99	104
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	—	—	—	2
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(13)	(27)	(30)	22	(6)
Unfunded commitment losses	(1)	(3)	(7)	(2)	(1)
Allowance for unfunded loan commitments and letters of credit, end of period	38	52	82	119	99
Total allowance for credit losses, end of period	$1,741	$1,866	$1,878	$1,821	$1,603
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.12%	2.22%	2.21%	2.12%	1.93%
Nonaccrual loans and leases (NALs)	330	341	316	263	270
Nonperforming assets (NPAs)	313	323	298	239	257
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.17%	2.29%	2.31%	2.27%	2.06%
Nonaccrual loans and leases (NALs)	338	351	330	281	287
Nonperforming assets (NPAs)	320	332	311	255	273

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2021	2020	2020	2020	2020
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$52	$58	$77	$80	$84
Commercial real estate:
Construction	—	—	(1)	1	—
Commercial	(3)	32	13	(1)	(1)
Commercial real estate	(3)	32	12	—	(1)
Total commercial	49	90	89	80	83
Consumer:
Automobile	2	6	10	10	7
Home equity	—	1	—	—	5
Residential mortgage	—	1	1	—	1
RV and marine	3	2	4	4	2
Other consumer	10	12	9	13	19
Total consumer	15	22	24	27	34
Total net charge-offs	$64	$112	$113	$107	$117

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.60%	0.67%	0.90%	0.90%	1.09%
Commercial real estate:
Construction	(0.04)	(0.04)	(0.25)	(0.01)	0.08
Commercial	(0.17)	2.14	0.80	(0.03)	(0.06)
Commercial real estate	(0.15)	1.81	0.63	(0.03)	(0.03)
Total commercial	0.47	0.86	0.85	0.75	0.89
Consumer:
Automobile	0.05	0.21	0.31	0.31	0.22
Home equity	0.02	0.01	(0.02)	0.08	0.19
Residential mortgage	0.01	0.05	0.03	0.02	0.02
RV and marine	0.29	0.21	0.38	0.37	0.27
Other consumer	3.99	4.35	3.55	4.80	6.45
Total consumer	0.16	0.22	0.24	0.30	0.35
Net charge-offs as a % of average loans	0.32%	0.55%	0.56%	0.54%	0.62%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)(1)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2021	2020	2020	2020	2020
Nonaccrual loans and leases (NALs):
Commercial and industrial	$343	$353	$388	$485	$396
Commercial real estate	8	15	16	28	30
Automobile	3	4	5	8	6
Home equity	71	70	71	59	58
Residential mortgage	90	88	88	66	66
RV and marine	1	2	1	2	2
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	516	532	569	648	558
Other real estate, net:
Residential	2	4	4	5	8
Commercial	—	—	1	2	2
Total other real estate, net	2	4	5	7	10
Other NPAs (2)	26	27	28	58	18
Total nonperforming assets	$544	$563	$602	$713	$586

Nonaccrual loans and leases as a % of total loans and leases	0.64%	0.65%	0.70%	0.81%	0.72%
NPA ratio (3)	0.68	0.69	0.74	0.89	0.75
(NPA+90days)/(Loan+OREO) (4)	0.87	0.90	0.96	1.13	0.96

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2021	2020	2020	2020	2020
Nonperforming assets, beginning of period	$563	$602	$713	$586	$498
New nonperforming assets	129	248	190	279	274
Returns to accruing status	(33)	(108)	(47)	(25)	(18)
Loan and lease losses	(52)	(73)	(102)	(61)	(91)
Payments	(55)	(82)	(77)	(63)	(70)
Sales	(8)	(24)	(75)	(3)	(7)
Nonperforming assets, end of period	$544	$563	$602	$713	$586
(1)Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2021	2020	2020	2020	2020
Accruing loans and leases past due 90+ days:
Commercial and industrial	$8	$10	$10	$13	$10
Commercial real estate	—	—	—	—	—
Automobile	5	9	8	8	8
Home equity	10	14	11	10	12
Residential mortgage (excluding loans guaranteed by the U.S. Government)	18	30	18	17	21
RV and marine	1	3	2	2	2
Other consumer	2	3	2	3	4
Total, excl. loans guaranteed by the U.S. Government	44	69	51	53	57
Add: loans guaranteed by U.S. Government	110	102	124	141	110
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$154	$171	$175	$194	$167

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.05%	0.08%	0.06%	0.07%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.14	0.13	0.15	0.18	0.14
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.21	0.22	0.24	0.21

Accruing troubled debt restructured loans:
Commercial and industrial	$127	$193	$189	$192	$219
Commercial real estate	32	33	34	35	37
Automobile	51	50	53	52	42
Home equity	179	187	199	209	219
Residential mortgage	249	248	256	229	227
RV and marine	7	6	6	6	3
Other consumer	8	9	10	10	11
Total accruing troubled debt restructured loans	$653	$726	$747	$733	$758

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$101	$95	$146	$169	$119
Commercial real estate	3	3	3	3	4
Automobile	2	2	2	2	2
Home equity	30	30	29	26	25
Residential mortgage	51	51	48	43	42
RV and marine	1	1	1	1	2
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$188	$182	$229	$244	$194

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2021	2020	2020	2020	2020
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$13,600	$12,992	$12,917	$12,314	$11,769
Regulatory capital adjustments:
CECL transitional amount (2)	422	453	456	442	386
Shareholders’ preferred equity	(2,680)	(2,196)	(2,195)	(1,701)	(1,207)
Accumulated other comprehensive income offset	56	(192)	(257)	(290)	(227)
Goodwill and other intangibles, net of related taxes	(2,095)	(2,107)	(2,118)	(2,129)	(2,141)
Deferred tax assets that arise from tax loss and credit carryforwards	(63)	(63)	(59)	(40)	(42)
Common equity tier 1 capital	9,240	8,887	8,744	8,596	8,538
Additional tier 1 capital
Shareholders’ preferred equity	2,680	2,196	2,195	1,701	1,207
Other	—	—	—	—	1
Tier 1 capital	11,920	11,083	10,939	10,297	9,746
Long-term debt and other tier 2 qualifying instruments	610	660	677	697	619
Qualifying allowance for loan and lease losses	1,119	1,113	1,107	1,093	1,127
Tier 2 capital	1,729	1,773	1,784	1,790	1,746
Total risk-based capital	$13,649	$12,856	$12,723	$12,087	$11,492
Risk-weighted assets (RWA)(1)	$89,485	$88,878	$88,417	$87,323	$90,193
Common equity tier 1 risk-based capital ratio (1)	10.33%	10.00%	9.89%	9.84%	9.47%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.85	9.32	9.31	8.86	9.01
Tier 1 risk-based capital ratio (1)	13.32	12.47	12.37	11.79	10.81
Total risk-based capital ratio (1)	15.25	14.46	14.39	13.84	12.74
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.83	9.74	9.70	9.69	9.32
(1)March 31, 2021, figures are estimated.
(2)The CECL transitional amount includes the impact of Huntington's adoption of the new CECL accounting standard on January 1, 2020 and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL. .

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Dividends, per share
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15
Common shares outstanding (in millions)
Average - basic	1,018	1,017	1,017	1,016	1,018
Average - diluted	1,041	1,036	1,031	1,029	1,035
Ending	1,018	1,017	1,017	1,017	1,014
Tangible book value per common share (1)	$8.64	$8.51	$8.43	$8.32	$8.28
Common share repurchases (in millions)
Number of shares repurchased	—	—	—	—	7
Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2021	2020	2020	2020	2020
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$13,600	$12,992	$12,917	$12,314	$11,769
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(181)	(191)	(201)	(211)	(222)
Add: related deferred tax liability (1)	38	40	42	44	47
Total tangible equity	11,467	10,851	10,768	10,157	9,604
Less: preferred equity	(2,676)	(2,192)	(2,192)	(1,697)	(1,203)
Total tangible common equity	$8,791	$8,659	$8,576	$8,460	$8,401
Total assets	$125,768	$123,038	$120,116	$118,425	$113,897
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(181)	(191)	(201)	(211)	(222)
Add: related deferred tax liability (1)	38	40	42	44	47
Total tangible assets	$123,635	$120,897	$117,967	$116,268	$111,732
Tangible equity / tangible asset ratio	9.28%	8.98%	9.13%	8.74%	8.60%
Tangible common equity / tangible asset ratio	7.11	7.16	7.27	7.28	7.52
Other data:
Number of employees (Average full-time equivalent)	15,449	15,477	15,680	15,703	15,386
Number of domestic full-service branches (2)	814	839	839	839	839
ATM Count	1,314	1,322	1,330	1,344	1,434
(1)Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.